================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                                  ANNUAL REPORT
                                December 31, 1998


                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022


     INVESTMENT ADVISER                                    ADMINISTRATOR
     ------------------                                    -------------
BOYAR ASSET MANAGEMENT, INC.                     COUNTRYWIDE FUND SERVICES, INC.
     35 East 21st Street                                 312 Walnut Street
     New York, NY 10010                                    P.O. Box 5354
       1.212.995.8300                                Cincinnati, OH 45201-5354
                                                          1.800.266.5566

================================================================================

                                     [LOGO]
                                     BOYAR
                                   VALUE FUND
                                   ----------

                                February 22, 1999


Dear Shareholder:

A LOOK BACK AT 1998
-------------------

o    The fourth quarter saved the year.

o After global market turmoil from August to early October wiped out most of the stock market's 1998 gains, stocks roared back to post one of their best quarters of the decade, preserving an unprecedented four-year streak of double-digit gains for the major indices.

o Indeed, one of the most striking results of the aftermath of the midyear meltdown was that large, blue-chip growth stocks, which so many analysts felt had reached overvalued extremes, emerged, if anything, more overvalued than ever.

o During 1998, about 90% of diversified equity funds failed to beat the S&P 500 Index. During the prior year, 1997, mutual funds still managed to earn a hefty 24.7% total return compared with 33.7% for the S&P 500 Index. But in 1998, the average domestic fund managed returns slightly above 10% - creating the largest negative performance disparity between the leading indices and fund managers since 1994, when the average fund actually lost money.

o 1998 also witnessed the emergence of the Internet-related stocks as market drivers. Several, such as online bookseller Amazon.com Inc. and online-auction service e-Bay Inc., saw their market values multiply several times over.

o However, what investors probably will remember most about 1998 and what they already fear most about the current year is volatility. Volatility within the average trading day was much more pronounced in 1998 than in most years of the century.

o According to Ned Davis research, the Dow Jones Industrial Average typically had fewer than five swings of 5% in each year since 1946. In 1998, the volatile industrials went through 10 such swings. Two of those swings exceeded 15%. The last time the blue chips staged two 15% reversals of fortune in a single year was 1987, the year of the crash. In fact, the industrials have endured that kind of volatility only one other time since the early 1930s - 1973.

o Throughout 1998, investors worried about every imaginable trouble. Sagging Asian economies dragged down the earnings growth of American multinationals. Forecasters warned of inflation that would drive up interest rates, and then of deflation that would lead to recession.

o Neither inflation nor deflation materialized but corporate earnings staged their worst performance in a decade, in some cases falling sharply. Russia effectually defaulted on its debt and devalued the Ruble in the early part of 1999. Brazil elected not to support the Real allowing it to decline dramatically.

o For many long-term market watchers, the most worrisome aspect of the 1998 gains was that they applied to such a narrow group of stocks. Many of the less prominent issues were left behind. Despite its own late-year gains, the Russell 2000 Index of small stocks finished down 2.5% for the year. For every analyst encouraged by the heady gains of the technology-denominated NASDAQ 100, two are worried that the gains are limited to such a narrow group of stocks.

--------------------------------------------------------------------------------

o The problem for 1999 is that many of the same worries persist, and the Federal Reserve is signaling it may be through lowering interest rates, at least for now. While many now expect the Dow Industrials to hit 10,000 this year, others fear that the overextended market leaders are about to tank - if this occurs, and the market is to continue its upward bias, the market advance must broaden and new leadership must emerge.

o Clearly both the S&P 500 and the NASDAQ 100 stock indices are selling at historically high price-to-earnings ratios. Both of these indices, however, are based on the change in a company's market capitalization - the product of the change in price and the amount of stock outstanding. The bigger a company's market cap, the bigger its impact. Twelve stocks, according to Merrill Lynch, accounted for more than half of 1998's move in the S&P 500. During 1998, the four largest companies on the NASDAQ 100, Microsoft, Intel, MCI Worldcom and Cisco, represented 62% of the weighting of that index. Eliminate the biggest companies from both of these indices and the high P/E ratios are not nearly as problematic. The reality is that there are many smaller companies that are currently attractively priced. It's just a matter of time before the market recognizes them. In fact, 1999 could be the year when the leading stock market indices don't meet investors' expectations, and good stock picking becomes more critical.

o    Two other factors could positively impact stock prices during 1999:

     (a) We are witnessing a technological revolution that, in terms of scope and magnitude, significantly dwarfs the industrial revolution. Computers are cheaper, faster and simpler to operate. Software is more sophisticated and easier to understand. The Internet is revolutionizing the way we engage in commerce and how we communicate. All of this translates into a higher rate of productivity, which means a superior rate of growth. The difference between 2 percent and 3 percent growth year in and year out can be the difference between living standards doubling in one generation, versus taking two or three generations to achieve the same progress.

     (b) Over the last 41 years, there has been at least one thing investors have been able to count on so far without fail: stocks will rise, often sharply, in the calendar year before a presidential election year.

o In a recently completed study, Fred Allvine, a management professor at Georgia Tech, points out that since 1957, the S&P 500 Index has risen 10 times out of 10 during the third year of the four-year presidential cycle. During that time, only five times each in the first and second years did the S&P 500 show a gain. In the fourth year, the S&P 500 rose nine times out of 10.

o Allvine's, 1980 study about stock market returns and the presidential cycle does admit that such a relation is not an immutable law. It does conclude, however, that it would be unwise for an investor to ignore the phase of the election cycle in making market-timing decisions. The odds strongly favor stock prices rising relative to trend over the two years prior to a presidential election. *Condensed and edited from a January 9, 1999 Wall Street Journal article penned by Thomas Granahan, as well as research provided by Mark Boyar & Co., Inc.

FUND'S PERFORMANCE
------------------

o The Fund's total return from inception through December 31, 1998 was -2.46% which compares favorably to its benchmark, the Russell 2000 Index, which lost 11.74% during this period.

o A number of factors negatively impacted the Fund's performance since it commenced operations on May 5, 1998.

     (a)  Large Cash Position
          -------------------
               It normally takes as much as a year for us to invest the cash of a new account. Consequently, Boyar Value Fund's large cash position was only able to garner money market returns.

     (b)  Market Decline
          --------------
               As the summer progressed the stock market in general witnessed a significant correction. Stock market pundits attributed the downdraft to the scandal in the White House, the ongoing economic crises in Asia and Latin America and the devaluation of Russia's Ruble, among others.

     (c)  Small Cap Stocks Underperform
          -----------------------------
               As the market began to rally in September small-cap stocks, in general, lagged their larger brethren. Boyar Value Fund has a fair number of such holdings in its portfolio - these stocks pared the Fund's overall return.

Investors  would  be wise to  reduce  their  expectations  when it  comes to the
--------------------------------------------------------------------------------
returns they might be  anticipating  from the stock  market  during the next few
--------------------------------------------------------------------------------
years.
------

o The 20% plus returns captured by the leading stock market indices during the past four years are clearly unsustainable. It is our expectation that in the not too distant future these types of results will regress to the mean of the past 65 years, which approximates 12%. In fact, it is not inconceivable that stock market returns, as measured by the leading indices, could even fall short of that number for a few years.

Boyar Value Fund's philosophy and goals:
----------------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.

o Furthermore, most of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance since it may take some time for these companies to right themselves. On the other hand, it does create a "margin of safety" since most of these companies have plummeted in value by such a margin that most of the downside risk has been eliminated.

o Over an investment time horizon of three to five years, these undervalued corporations often will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

o Since Boyar Value Fund will buy equity positions in businesses regardless of their market capitalization, it will be very difficult to compare its performance to a particular index. Our goal is to return to investors over a complete market cycle an absolute rate of return that is superior to the stock market's total return over the past 60 years which approximates 10.65%.

If you have any questions do not hesitate to call (212) 995-8300.

                                  Very truly yours,
                                  /s/ Mark A. Boyar
                                  Mark A. Boyar
                                  Chief Investment Officer

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
                 Value Index and the Russell Midcap Value Index

                                                  12/98
                                                  -----
Boyar Value Fund, Inc.                            $9,754
Russell 2000 Index                                $8,826
Russell 2000 Value Index                          $8,591
Russell Midcap Value Index                        $9,597

                            ------------------------
                             Boyar Value Fund, Inc.
                                  Total Return
                            Since Inception* (2.46)%
                            ------------------------

                  *Commencement of operations was May 5, 1998.

           Past performance is not predictive of future performance.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1998

ASSETS
   Investment securities:
      At acquisition cost                                           $ 1,357,859
                                                                    ===========
      At market value (Note 1)                                      $ 1,344,619
   Interest receivable                                                    1,384
   Dividends receivable                                                     540
   Organization expenses, net (Note 1)                                   77,049
   Other assets                                                           8,530
                                                                    -----------
      TOTAL ASSETS                                                    1,432,122
                                                                    -----------
LIABILITIES
   Dividends payable                                                        529
   Payable to affiliates (Note 3)                                        14,507
   Other accrued expenses                                                 1,259
                                                                    -----------
      TOTAL LIABILITIES                                                  16,295
                                                                    -----------

NET ASSETS                                                          $ 1,415,827
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 1,429,067
Net unrealized depreciation on investments                              (13,240)
                                                                    -----------
NET ASSETS                                                          $ 1,415,827
                                                                    ===========
Shares of beneficial interest outstanding (1,000,000,000
   shares authorized, $0.001 par value)                                 145,634
                                                                    ===========
Net asset value, offering price, and redemption
   price per share (Note 1)                                         $      9.72
                                                                    ===========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                   For the Period Ended December 31, 1998 (a)

INVESTMENT INCOME
   Dividends                                                           $ 18,031
                                                                       --------
EXPENSES
   Accounting services fees (Note 3)                                     16,000
   Directors' fees and expenses                                          15,500
   Amortization of organization expenses (Note 1)                        11,854
   Transfer agent fees (Note 3)                                           9,600
   Registration fees                                                      9,004
   Insurance expense                                                      8,800
   Administrative services fees (Note 3)                                  8,000
   Custodian fees                                                         5,666
   Postage and supplies                                                   4,496
   Investment advisory fees (Note 3)                                      3,741
   Management fees (Note 3)                                               3,741
   Distribution expenses (Note 3)                                         1,871
   Printing and filing of shareholder reports                               500
   Other expenses                                                           380
                                                                       --------
      TOTAL EXPENSES                                                     99,153
   Fees waived and expenses reimbursed by the
      Manager and the Adviser (Note 3)                                  (86,060)
                                                                       --------
      NET EXPENSES                                                       13,093
                                                                       --------

NET INVESTMENT INCOME                                                     4,938
                                                                       --------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized gains from security transactions                             --
   Net change in unrealized appreciation/
      depreciation on investments                                       (13,240)
                                                                       --------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (13,240)
                                                                       --------

NET DECREASE IN NET ASSETS FROM OPERATIONS                             $ (8,302)
                                                                       ========

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Period Ended December 31, 1998 (a)

FROM OPERATIONS:
   Net investment income                                            $     4,938
   Net realized gains from security transactions                             --
   Net change in unrealized appreciation/
      depreciation on investments                                       (13,240)
                                                                    -----------
Net decrease in net assets from operations                               (8,302)
                                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                            (4,938)
                                                                    -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          1,324,959
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                       4,409
   Payments for shares redeemed                                            (301)
                                                                    -----------
Net increase in net assets from capital share transactions            1,329,067
                                                                    -----------

TOTAL INCREASE IN NET ASSETS                                          1,315,827

NET ASSETS:
   Beginning of period (Note 1)                                         100,000
                                                                    -----------
   End of period                                                    $ 1,415,827
                                                                    ===========
CAPITAL SHARE ACTIVITY:
   Sold                                                                 135,214
   Reinvested                                                               453
   Redeemed                                                                 (33)
                                                                    -----------
   Net increase in shares outstanding                                   135,634
   Shares outstanding, beginning of period (Note 1)                      10,000
                                                                    -----------
   Shares outstanding, end of period                                    145,634
                                                                    ===========

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

          Per Share Data for a Share Outstanding Throughout the Period
                           Ended December 31, 1998 (a)


Net asset value at beginning of period                          $       10.00
                                                                -------------
Income from investment operations:
   Net investment income                                                 0.03
   Net realized and unrealized losses on investments                    (0.28)
                                                                -------------
Total from investment operations                                        (0.25)
                                                                -------------
Less distributions:
   From net investment income                                           (0.03)
                                                                -------------

Net asset value at end of period                                $        9.72
                                                                =============

Total return                                                           (2.46%)
                                                                =============

Net assets at end of period                                     $   1,415,827
                                                                =============

Ratio of net expenses to average net assets (b)                         1.75%(c)

Ratio of net investment income to average net assets                    0.66%(c)

Portfolio turnover rate                                                    0%


(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

(b) Absent fees waived and expenses reimbursed by the Manager and the Adviser, the ratio of expenses to average net assets would have been 13.19%(c) for the period ended December 31, 1998 (Note 3).

(c)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
   Shares                                                              Value
   ------                                                              -----
               COMMON STOCKS - 71.4%
               CONSUMER, CYCLICAL - 36.3%
      300         CBS Corp.                                         $     9,825
      300         Dow Jones & Company, Inc.                              14,438
    1,300         Hilton Hotels Corp.                                    24,862
      100         IMS Health Inc.                                         7,544
    7,900         Loehmann's, Inc. (a)                                   15,059
    2,100         Midas, Inc.                                            65,363
    3,200         Mirage Resorts, Inc. (a)                               47,800
       33         Nielsen Media Research, Inc.                              594
    5,500         Olsten Corp.                                           40,563
    3,000         Pier 1 Imports, Inc.                                   29,062
    1,200         Playboy Enterprises, Inc. - Class B (a)                25,125
    1,100         Reader's Digest Association, Inc. (The) - Class A      27,706
    6,600         Spiegel, Inc. (a)                                      37,950
    2,000         Time Warner Inc.                                      124,125
    2,600         Toys "R" Us, Inc. (a)                                  43,875
                                                                    -----------
                                                                        513,891
                                                                    -----------
               CONSUMER, NON-CYCLICAL - 10.7%
    3,400         Cross (A.T.) Co. - Class A                             18,275
    1,900         Seagram Company Ltd. (The)                             72,200
      900         Tupperware Corp.                                       14,794
    1,800         Whitman Corp.                                          45,675
                                                                    -----------
                                                                        150,944
                                                                    -----------
               FINANCIAL SERVICES - 10.1%
      500         Chase Manhattan Corp. (The)                            34,031
    1,200         Citigroup Inc.                                         59,400
    1,200         CoVest Bancshares, Inc.                                14,700
      800         Lehman Brothers Holdings Inc.                          35,250
                                                                    -----------
                                                                        143,381
                                                                    -----------
               INDUSTRIAL - 4.8%
    1,900         Diebold, Inc.                                          67,806
                                                                    -----------

               TECHNOLOGY - 8.2%
    1,700         Boeing Co. (The)                                       55,463
    1,000         Motorola, Inc.                                         61,062
                                                                    -----------
                                                                        116,525
                                                                    -----------
               TELECOMMUNICATIONS - 1.3%
      296         ALLTEL Corp.                                           17,705
                                                                    -----------

               TOTAL COMMON STOCKS (COST $1,023,492)                $ 1,010,252
                                                                    -----------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
   Shares                                                              Value
   ------                                                              -----

               MONEY MARKET FUND - 23.6%
  334,367         Star Treasury Fund (Cost $334,367)                $   334,367
                                                                    -----------

               TOTAL INVESTMENT SECURITIES - 95.0%
                  (COST $1,357,859)                                 $ 1,344,619

               OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%              71,208
                                                                    -----------

               NET ASSETS - 100.0%                                  $ 1,415,827
                                                                    ===========

(a)  Non-income producing security.

     See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940 (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $1,357,859 as of December 31, 1998, the Fund had net unrealized depreciation of $13,240, consisting of $129,466 of gross unrealized appreciation and $142,706 of gross unrealized depreciation.

2.   INVESTMENT TRANSACTIONS

Purchases, other than short-term investments, amounted to $1,023,495 for the period ended December 31, 1998. There were no sales or maturities of investment securities, other than short-term investments, during the period.

3.   TRANSACTIONS WITH AFFILIATES

The business and affairs of the Fund are supervised under the direction of the Board of Directors which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Countrywide Fund Services, Inc. (CFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or CFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


The Manager currently intends to waive its management fees and the Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $3,741 and reimbursed the Fund for $78,578 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $3,741 for the period ended December 31, 1998.

Certain organization expenses of the Fund were paid directly by the Manager prior to the Fund's initial public offering. As of December 31, 1998, $8,793 remains due to the Manager for reimbursement of such expenses.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Fund and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or CFS. For the period ended December 31, 1998, the Fund incurred $1,871 of distribution expenses under the Plan.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from May 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from May 5, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP

Cincinnati, Ohio
January 29, 1999